                                                                     Exhibit 2.2

                      AMENDMENT TO CONTRIBUTION AGREEMENT

     This AMENDMENT TO CONTRIBUTION AGREEMENT (this "Amendment") is entered into as of July 15, 1998, by and between Coaxial Communications of Central Ohio, Inc., an Ohio corporation ("Central"), and Insight Communications Company, L.P., a Delaware limited partnership ("Insight").

                             PRELIMINARY STATEMENT

     Central and Insight entered into a Contribution Agreement, dated as of June 30, 1998 (the "Contribution Agreement"). Central and Insight desire to amend the Contribution Agreement as provided in this Amendment.

     NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

     Capitalized terms used in this Amendment and not defined in this Amendment shall have the meanings assigned to them in the Contribution Agreement.

                                   ARTICLE 2

                             AMENDMENTS TO EXHIBITS
                             ----------------------

     2.1   Form of Operating Agreement.
           ---------------------------

     The Contribution Agreement is amended by deleting Exhibit A thereto in its entirety and substituting therefor the form of Operating Agreement attached to this Amendment as Exhibit A.

     2.2   Form of Amended Articles of Incorporation of Central.
           ----------------------------------------------------

     The Contribution Agreement is amended by deleting Exhibit B thereto in its entirety and substituting therefor the form of Amended Articles of Incorporation of Central attached to this Amendment as Exhibit B.

     2.3   Form of Close Corporation Agreement of Central.
           ----------------------------------------------

     The Contribution Agreement is amended by deleting Exhibit C thereto in its entirety and substituting therefor the form of Close Corporation Agreement of Central attached to this Amendment as Exhibit C.

     2.4   Form of Single-Member LLC Operating Agreement.
           ---------------------------------------------

     The Contribution Agreement is amended by deleting Exhibit D thereto in its entirety and substituting therefor the form of Single-Member LLC Operating Agreement attached to this Amendment as Exhibit D.

     2.5   Form of Single-Member LLC Management Agreement.
           ----------------------------------------------

     The Contribution Agreement is amended by deleting Exhibit E thereto in its entirety and substituting therefor the form of Single-Member LLC Management Agreement attached to this Amendment as Exhibit E.

     2.6   Employee Transition Agreement.
           -----------------------------

     Insight and Central agree that the Employee Transition Agreement shall be substantially in the form attached to this Amendment as Exhibit F.

     2.7   Parent Undertaking.
           ------------------

     Insight and Central agree that the Parent Undertaking referred to in
Section 12.4 of the Contribution Agreement shall be substantially in the form attached to this Amendment as Exhibit G.

     2.8   Schedules.
           ---------

     The Contribution Agreement is amended by deleting the Schedules thereto in their entirety and substituting therefor the schedules attached to this Amendment.

     2.9   Other Provisions.
           ----------------

     Except where inconsistent with the express terms of this Amendment, all provisions of the Contribution Agreement as originally entered into shall remain in full force and effect.

                                   ARTICLE 3

                                 MISCELLANEOUS
                                 -------------

     3.1   Benefit and Binding Effect.
           --------------------------

     This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      3.2  Entire Agreement.
           ----------------

      This Amendment represents the entire understanding and agreement between the parties with respect to the subject matter hereof.

      3.3  Governing Law.
           -------------

      THIS AMENDMENT SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF).

      3.4  Headings.
           --------

      The headings in this Amendment are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Amendment.

      3.5  Construction.
           ------------

      The rules of construction set forth in the Contribution Agreement shall govern the construction and interpretation of this Amendment.

      3.6  Counterparts.
           ------------

      This Amendment may be executed in two counterparts, each of which, when so executed and delivered, shall be an original, and both of which counterparts together shall constitute one and the same fully executed instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Contribution Agreement as of the day first mentioned above.

                                         COAXIAL COMMUNICATIONS OF CENTRAL OHIO,
                                             INC.


                                         By: /s/ Dennis J. McGillicuddy
                                            -----------------------------------
                                         Name:  Dennis J. McGillicuddy
                                         Title: Chairman

                                         INSIGHT COMMUNICATIONS COMPANY, L.P.
                                         By:  ICC Associates, L.P.,
                                              its General Partner
                                         By:  Insight Communications, Inc.,
                                              General Partner


                                         By: /s/ Michael S. Willner
                                            -----------------------------------
                                         Name:  Michael S. Willner
                                         Title: President



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